Exhibit 99.11

Monthly Operating Report

CASH BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	8/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	8/20/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

CASH RECEIPTS AND	May 19, 2015 to	MONTH
DISBURSEMENTS	June 30, 2015	July 31,2015	MONTH	MONTH
1. CASH - BEGINNING OF MONTH	$397,375.68	$265,232.11
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS	$2,868.22	$36.94
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES
8. OTHER (ATTACH LIST)	$655,093.16	$815,867.91			[9]
9. TOTAL RECEIPTS	$657,961.38	$815,904.85
DISBURSEMENTS
10. NET PAYROLL	$704.01	$170,683.08
11. PAYROLL TAXES PAID	$35,120.80	$59,905.30
12. SALES,USE & OTHER TAXES PAID	$2,300.00
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS	$14,623.13	$18,361.85
17. UTILITIES	$13,980.31	$26,063.37
18. INSURANCE	$86,545.94	$67,418.18			[1]
19. VEHICLE EXPENSES
20. TRAVEL	$1,795.53	$1,657.87
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE	$6,746.38	$2,899.74
23. SUPPLIES	$829.51	$1,565.05
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)	$627,459.34	$481,647.18			[9]
29. TOTAL ORDINARY DISBURSEMENTS	$790,104.95	$830,201.62
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES		$98,992.39
31. U.S. TRUSTEE FEES		$325.00
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-	$99,317.39
34. TOTAL DISBURSEMENTS	$790,104.95	$929,519.01
35. NET CASH FLOW	$(132,143.57)	$(113,614.16)
36. CASH - END OF MONTH	$265,232.11	$151,617.95

[1]	See Exhibit 1 for disbursements by LPI, Inc. on behalf of LPHI
[9]	See Exhibit 5 for attached list of Item 8. Other receipts and Item 28. Other disbursements.

Monthly Operating Report

CASH BASIS-1A

2015

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

CASH DISBURSEMENTS DETAIL	MONTH:	July

CASH DISBURSEMENTS

DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS

CK#	DATE	PAYEE	PURPOSE	AMOUNT
		SEE EXHIBIT 1		$929,519.01

	TOTAL BANK ACCOUNT DISBURSEMENTS			$929,519.01

TOTAL DISBURSEMENTS FOR THE MONTH				$929,519.01

Monthly Operating Report

CASH BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

BANK RECONCILIATIONS
	Acct #1	Acct #2
A. BANK:	Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:	4080	4091
C. PURPOSE (TYPE):	Checking	Checking	Acct #3	TOTAL
1. BALANCE PER BANK STATEMENT	$87,567.35	$309.24		$87,876.59
2. ADD: TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT: OUTSTANDING CHECKS	$38,842.29			$38,842.29
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$48,725.06	$309.24	$-	$49,034.30
6. NUMBER OF LAST CHECK WRITTEN	1152	1010

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	VALUE
7. TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket	$101,583.65
8.
9.
10.
11. TOTAL INVESTMENTS			$101,583.65

CASH

12. CURRENCY ON HAND			$1,000.00

13. TOTAL CASH - END OF MONTH			$151,617.95

Monthly Operating Report

CASH BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE	MONTH	MONTH
REAL PROPERTY	AMOUNT	June 30,2015	July 31,2015	MONTH
1. NONE
2.
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$-	$-	$-	$-
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND	$1,000.00	$1,000.00	$1,000.00
2. CHECKING, SAVINGS, ETC.	$396,375.68	$264,232.11	$150,617.95
3. SECURITY DEPOSITS	$200,000.00	$854.77	$10,212.32
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART	$662,950.00	$662,950.00	$662,950.00
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES	unknown	unknown	unknown
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS	unknown	unknown	unknown		[2]
14. PARTNERSHIPS & JOINT VENTURES	$-	$-
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$74,313,955.94	$74,348,480.30	$74,383,222.66
17. ALIMONY
18. OTHER LIQUIDATED DEBTS	$13,667,960.11	$13,797,605.80	$14,130,402.29
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS	unknown	unknown	unknown
22. PATENTS & COPYRIGHTS	unknown	unknown	unknown
23. LICENSES & FRANCHISES	unknown	unknown	unknown
24. CUSTOMER LISTS	unknown	unknown	unknown
25. AUTOS, TRUCKS & OTHER VEHICLES	$4,131.00	$4,131.00	$4,131.00
26. BOATS & MOTORS
27. AIRCRAFT	$183,244.61	$183,244.61	$180,150.74
28. OFFICE EQUIPMENT	unknown	unknown	unknown
29. MACHINERY, FIXTURES & EQUIPMENT	$112,295.93	$112,295.93	$90,070.39
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$143,386.74	$131,827.25	$112,945.22		[3]
36. TOTAL PERSONAL PROPERTY ASSETS	$89,685,300.01	$89,506,621.77	$89,725,702.57	$-
37. TOTAL ASSETS	$89,685,300.01	$89,506,621.77	$89,725,702.57	$-

[2]	Item 13. Stocks: Value of LPI Financial Services not included since financials were historically consolidated for reporting.
[3]	Item 35. Other: See Exhibit 2 for list.

Monthly Operating Report

CASH BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	July

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED	unknown
2. PRIORITY	unknown
3. UNSECURED	$9,203,449.82	$7,922.44	6 & 7
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$9,203,449.82	$7,922.44

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)					[4]
7. Allison Enterprises, Inc.		$181.05
8. Ambold's		$72.52
9. American Express		$4,435.17
10. Atmos Energy		$46.84
11. AT&T		$2,033.14
12. AT&T		$107.97
13. AT&T Mobility		$697.06
14. Kristen Bickham		$254.25
15. Bridgepoint Consulting		$70,391.90
16. Colette Pieper		$231.51
17. Dell Marketing LP		$3,067.75
18. EPIQ Bankruptcy Solutions		$384,316.57
19. Insight Direct USA		$946.11
20. Johnnies Office Systems, Inc.		$83.28
21. Lexis Nexis		$15.99
22. City of McGregor		$60.14
23. Pitney Bowes Inc.		$491.52
24. Professional Building Maintenance Service		$1,623.75
25. Puerta Grande Investment Management		$4,500.00
26. Rabroker		$280.37
27. TALX Corporation		$767.52
28. Texas Mutual Insurance Company		$585.00
29. Thomson Reuters		$906.10
29. Frontline eSolutions, LLC		$18.95
29. Thomson Reuters		$1,791.21
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$477,905.67		$-
31. TOTAL POSTPETITION LIABILITIES		$477,905.67		$-

[4]	See Exhibit 3 for detail of Postpetition Liabilities
[6]	Does not include checks written pre-petition that cleared the bank post-petition (See Exhibit 1 for detail) because these these amounts were not included in Schedule F.
[7]	Payment of pre-petition utilities authorized by court Dkt. No. 483 (See Exhibit 1 for detail) & payment of employee insurance (Dkt. No. 501)

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	July

ACCOUNTS RECEIVABLE AGING

	SCHEDULE	MONTH	MONTH
	AMOUNT	June 30,2015	July 31,2015	MONTH
1. 0 - 30	$139,889.99	$155,881.10	$332,513.91
2. 31 - 60	$279,914.48	$44,626.95	$160,125.77
3. 61 - 90	$77,761.72	$127,549.60	$44,626.95
4. 91 +	$12,721,786.70	$13,021,052.05	$13,145,170.51
5. TOTAL ACCOUNTS RECEIVABLE	$13,219,352.89	$13,349,109.70	$13,682,437.14	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,789.81	$5,163,789.81	$5,476,845.49
7. ACCOUNTS RECEIVABLE (NET)	$8,055,563.08	$8,185,319.89	$8,205,591.65	$-

Note: Uncollectible amounts reflect an accounting reserve, however, may remain collectible.

AGING OF POSTPETITION TAXES AND PAYABLES	0 - 30	31-60	90+
TAXES PAYABLE	DAYS	DAYS	DAYS	Total
1. FEDERAL				$-
2. STATE				$-
3. LOCAL	$4,476.53			$4,476.53
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$4,476.53	$-	$-	$4,476.53

6. ACCOUNTS PAYABLE	$91,351.63	$385,606.30	$947.74	$477,905.67

STATUS OF POSTPETITION TAXES
	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING		$25,421.74	$25,421.74	$-
2. FICA-EMPLOYEE		$17,098.98	$17,098.98	$-
3. FICA-EMPLOYER		$17,098.98	$17,098.98	$-
4. UNEMPLOYMENT		$18.26	$18.26	$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$59,637.96	$59,637.96	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT		$267.34	$267.34	$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY	$2,626.23	$1,850.30		$4,476.53	[9]
14. OTHER (ATTACH LIST)				$-	[8]
15. TOTAL STATE & LOCAL	$2,626.23	$2,117.64	$267.34	$4,476.53
16. TOTAL TAXES	$2,626.23	$61,755.60	$59,905.30	$4,476.53

[8]	See Exhibit 4 attached.
[9]	Accruing for calendar year 2015 property taxes due 1/31/2016.

Monthly Operating Report

CASH BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	July

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1. Mark Embry	Salaries/Expense Reimbursement	$20,456.14	$20,583.17
2. Advance Trust & Life Es	Premium Remittance/Cost Reimb	$28,836.77	$69,566.17	[5]
3. Life Partners Holdings, Inc.	Rent & Return deposit in error	$10,000.00	$81,398.28	[5]
4. LPI Financial Services, Inc.	Forward Platform Fees	$-	$1,938.00
5. Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$400,265.60	$894,692.98	[5]
6. Colette Pieper	Salaries/Expense Reimbursement	$20,942.31	$20,942.31
7. Debora J. Carr	Salaries/Expense Reimbursement	$5,625.00	$5,625.00
TOTAL PAYMENTS TO INSIDERS		$486,125.82	$1,094,745.91

PROFESSIONALS						[11]
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Asset Servicing Group					$271,656.00	[11]
2. Bridgepoint Consulting					$122,816.30	[11]
3. Epiq Bankruptcy Solutions			$98,992.39	$123,992.39	$941,402.02	11 & 13
4. Kim Hinkle, Attorney at Law					$79,363.00	[11]
5. MMS Advisors					$147,000.00	11 & 12
6. Munsch, Hardt, Kopf & Harr,P.C.					$350,000.00	[11]
7. Thompson & Knight LLP					$1,887,500.00	[11]
8. Tom Moran, US Trustee					$171,900.00	[11]
9. Phillips Murrah					$128,431.00	[11]
TOTAL PAYMENTS TO PROFESSIONALS		$-	$98,992.39	$123,992.39	$4,100,068.32

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
	PAYMENTS	DURING	POST-
NAME OF CREDITOR	DUE	MONTH	PETITION
1. Pitney Bowes Global Financial Services, LLC	$5,423.33	$5,423.33	$-	[10]
2. Pitney Bowes Global Financial Services, LLC	$906.06	$-	$-	[10]
3. Johnnies Office Systems, Inc.	$1,054.61	$-	$1,054.61
4. Great America Financial Services	$2,938.52	$2,938.52	$-
5. Life Partners Holdings, Inc.	$10,000.00	$10,000.00	$-
6. Nick Courcoumelis	$630.00	$-	$630.00
5.
6. TOTAL	$20,952.52	$18,361.85	$1,684.61

[5]	See Exhibit 1 for current month payment details.

[10]	These lease payments are quarterly, not monthly.

[11]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.

[12]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.

[13]	Total paid to Epiq Bankruptcy Solutions includes a $25,000 retainer paid prepetition on 5/5/15 by LPI Financial Services, Inc.

Monthly Operating Report

CASH BASIS-6

2015

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-41995

MONTH:	July

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 4. Approval of Motion authorizing payments of pre-petition amounts owed for employee wages & benefits (Dkt No. 501).

 INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY
Workers' Compensation	Service Lloyds Ins Co	06/14/15 - 06/14/16	$316.00 /month

Life Partners, Inc. Case No. 15-41995	EXHIBIT 1

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
001009	07/01/15	Millennium Trust Company, LLC	Flow Thru Premiums	$4,172.03
001010	07/01/15	Provident Trust Group	Flow Thru Premiums	$13,845.45
001052	07/01/15	Purchase Escrow Services, LLC	Premiums Advanced	$55,742.82	[5]
001053	07/01/15	AVS Underwriting, LLC	LE Medical Review	$350.00
001054	07/01/15	City of Waco Water Office	Utilities	$854.77
001055	07/01/15	Mark Embry	Travel	$263.83	[5]
001056	07/01/15	EPIQ Systems Acquisition, Inc.	Professional Fees	$6,826.77
001057	07/01/15	Ozarka	Supplies	$316.97
001060	07/01/15	Purchase Escrow Services, LLC	Premiums on positions we own	$5,147.70	[5]
001061	07/01/15	TALX Corporation	Subscriptions	$408.59
Wire	07/01/15	AFCO	Insurance	$34,288.36	[1]
ACH 070215	07/02/15	MyPay Solutions-Net Pay	Net Payroll	$57,252.31
ACH 070215	07/02/15	MyPay Solutions-Tax Impund	Payroll Taxes Paid	$20,008.31
ACH 070215	07/02/15	MyPay Solutions-TX CS Impound	Payroll Garnishment	$151.86
ACH 070215	07/02/15	MyPay Solutions	Outside Services	$94.61
ACH 070215	07/02/15	Voya National Trust182	Payroll-401K Deductions	$4,600.84
Bank Fees	07/03/15	Bank of Texas	Overdraft Fee	$32.75
Bank Fees	07/03/15	Bank of Texas	Overdraft Fee	$32.75
Bank Fees	07/03/15	Bank of Texas	Overdraft Fee	$32.75
Bank Fees	07/06/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
Bank Fees	07/06/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
Bank Fees	07/06/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
001062	07/08/15	Paytime Network, LLC	Outside Services	$163.75
001063	07/08/15	Allison Enterprises, Inc.	Repairs & Maintenance	$38.97
001064	07/08/15	American Express	Subscriptions	$4,649.94
001065	07/08/15	Atmos Energy	Utilities	$47.79
001066	07/08/15	AT & T Long Distance	Utilities	$1,789.71
001067	07/08/15	AT&T	Utilities	$2,097.52
001068	07/08/15	AT&T Mobility	Utilities	$605.25
001069	07/08/15	Kristen Bickham	Travel	$334.97
001070	07/08/15	Blue Cross Blue Shield of Texas	Insurance	$1,041.29	[7]
001071	07/08/15	CASH	Petty Cash Reimbursement	$314.30
001072	07/08/15	FED EX	Courier Services	$1,319.50
001073	07/08/15	City of McGregor	Utilities	$85.14
001074	07/08/15	Pitney Bowes Global Financial Services LLC	Rental & Lease Payments	$5,423.33
001081	07/08/15	Purchase Escrow Services, LLC	Premiums on positions we own	$10,770.41	[5]
001082	07/08/15	Time Warner Cable	Utilities	$69.52
001083	07/08/15	Frontline eSolutions, LLC	Subscriptions	$18.95
001084	07/09/15	Purchase Escrow Services, LLC	Premiums Advanced	$25,559.33	[5]
001085	07/09/15	Purchase Escrow Services, LLC	PES Operating Exp	$11,069.93	[5]
001086	07/09/15	Atmos Energy	Utilities	$128.29
001087	07/09/15	AT & T Long Distance	Utilities	$1,616.72
001088	07/09/15	AT&T	Utilities	$2,239.18
001089	07/09/15	AT&T Mobility	Utilities	$1,449.14
001090	07/09/15	AT & T Long Distance	Utilities	$124.15
001091	07/09/15	EPIQ Systems Acquisition, Inc.	Professional Fees	$92,165.62
001092	07/09/15	City of McGregor	Utilities	$154.43
001093	07/09/15	Reliant Energy	Utilities	$10.07
001094	07/09/15	Reliant Energy	Utilities	$1,333.34
001095	07/09/15	Reliant Energy	Utilities	$2,202.40
001096	07/09/15	Reliant Energy	Utilities	$70.25
001097	07/09/15	Reliant Energy	Utilities	$29.58
001098	07/09/15	Time Warner Cable	Utilities	$1,455.10
Wire	07/09/15	Life Partners Holdings, Inc.	Rental & Lease Payments	$10,000.00	[5]
001099	07/14/15	Purchase Escrow Services, LLC	Premiums Advanced	$138,323.79	[5]
Bank Fees	07/14/15	Bank of Texas	Account Analysis Fees	$222.27
Bank Fees	07/14/15	Bank of Texas	Account Analysis Fees	$357.91
001100	07/15/15	Provident Life & Accident Ins	BK Premiums	$533.19
001101	07/15/15	Anthem Life Ins Company	BK Premiums	$110.00

Life Partners, Inc. Case No. 15-41995	EXHIBIT 1

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
001102	07/15/15	Prudential	BK Premiums	$297.50
001103	07/15/15	Purchase Escrow Services, LLC	Premiums Advanced	$575.19	5
001104	07/15/15	Kristen Bickham	Travel	$361.22
001105	07/15/15	FED EX	Courier Services	$3,265.56
001106	07/15/15	Leonard Graham	Repairs & Maintenance	$1,082.50
001107	07/15/15	GreatAmerica Financial Svcs.	Rental & Lease Payments	$2,938.52
001108	07/15/15	LexisNexis	Subscriptions	$31.98
001109	07/15/15	Secretary of State of Texas	Licenses & Fees	$31.00
001110	07/15/15	Time Warner Cable	Utilities	$1,451.28
001111	07/15/15	Vi3 Technologies, Inc.	Outside Services	$1,280.14
001112	07/16/15	Purchase Escrow Services, LLC	Premiums Advanced	$537.47	[5]
ACH 071615	07/16/15	MyPay Solutions-Net Pay	Net Payroll	$56,852.71
ACH 071615	07/16/15	MyPay Solutions-Tax Impund	Payroll Taxes Paid	$20,061.11
ACH 071615	07/16/15	MyPay Solutions-TX CS Impound	Payroll Garnishment	$151.86
ACH 071615	07/16/15	MyPay Solutions	Outside Services	$96.10
ACH 071615	07/16/15	Voya National Trust182	Payroll-401K Deductions	$4,600.37
001113	07/21/15	Jamie Berry	Outside Services	$600.00
001114	07/21/15	Purchase Escrow Services, LLC	Premiums Advanced	$103,666.65	[5]
001115	07/21/15	Reliant Energy	Utilities	$10.06
001116	07/21/15	Reliant Energy	Utilities	$1,648.06
001117	07/21/15	Reliant Energy	Utilities	$29.17
001118	07/21/15	Reliant Energy	Utilities	$81.90
001119	07/21/15	Reliant Energy	Utilities	$2,485.53
001120	07/21/15	Sam's Club/GEMB	Supplies	$320.00
001121	07/22/15	Purchase Escrow Services, LLC	Premiums Advanced	$548.10	[5]
001122	07/23/15	Purchase Escrow Services, LLC	Premiums Advanced	$12,633.38	[5]
Bank Fees	07/23/15	Bank of Texas	Overdraft Fee	$32.75
Bank Fees	07/23/15	Bank of Texas	Overdraft Fee	$32.75
Bank Fees	07/23/15	Bank of Texas	Overdraft Fee	$32.75
Bank Fees	07/23/15	Bank of Texas	Overdraft Fee	$32.75
001123	07/24/15	Commonwealth Annuity & Life Ins. Co.	Premiums Advanced	$4,844.76
Bank Fees	07/24/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
Bank Fees	07/24/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
Bank Fees	07/24/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
Bank Fees	07/24/15	Bank of Texas	Refund Overdraft Fee	$(32.75)
Bank Fees	07/24/15	Bank of Texas	Refund Account Analysis Fee	$(12.50)
Bank Fees	07/24/15	Bank of Texas	Refund Account Analysis Fee	$(12.50)
001124	07/27/15	Purchase Escrow Services, LLC	Premiums Advanced	$7,955.83	[5]
001125	07/27/15	Advance Trust & Life Escrow Services, LTA	Premiums on positions we own	$528.65	[5]
001126	07/27/15	Advance Trust & Life Escrow Services, LTA	Trust Fees	$13,720.87	[5]
001127	07/27/15	Advance Trust & Life Escrow Services, LTA	Trust Fees	$14,587.25	[5]
001128	07/27/15	AT & T Long Distance	Utilities	$139.34
001129	07/27/15	Ken Baker Services	Repairs & Maintenance	$82.00
001130	07/27/15	Kristen Bickham	Travel	$338.19
001131	07/27/15	Blue Cross Blue Shield of Texas	Insurance	$25,992.10
001132	07/27/15	Blue Cross Blue Shield of Texas	Insurance	$4,165.16
001133	07/27/15	City of Waco Water Office	Utilities	$678.60
001134	07/27/15	Life Account, LLC	Outside Services	$270.00
001135	07/27/15	FED EX	Courier Services	$465.50
001136	07/27/15	Lincoln National Life Ins. Co.	Insurance	$1,306.13
001137	07/27/15	Professional Building Maintenance Service	Repairs & Maintenance	$1,623.75
001139	07/27/15	Purchase Escrow Services, LLC	Premiums on positions we own	$4,454.04	[5]
001140	07/27/15	Service Lloyds Insurance Company	insurance	$316.00
001141	07/27/15	SolarWinds	Supplies	$613.78
001142	07/27/15	U.S. Trustee	US Trustee Fees	$325.00
001143	07/27/15	Vision Service Plan	Insurance	$309.14
001144	07/30/15	Purchase Escrow Services, LLC	Premiums Advanced	$116.12	[5]
001145	07/30/15	Purchase Escrow Services, LLC	PES Operating Exp	$23,164.84	[5]
001146	07/30/15	Ambold's	Repairs & Maintenance	$72.52
001147	07/30/15	AT&T	Utilities	$297.03
001148	07/30/15	AT&T	Utilities	$2,863.26
001149	07/30/15	AT&T	Utilities	$16.79
001150	07/30/15	AVS Underwriting, LLC	LE Medical Review	$350.00
001151	07/30/15	Kristen Bickham	Travel	$359.66
001152	07/30/15	FED EX	Courier Services	$435.87
ACH 073015	07/30/15	MyPay Solutions-Net Pay	Net Payroll	$56,578.06
ACH 073015	07/30/15	MyPay Solutions-Tax Impund	Payroll Taxes Paid	$19,835.88
ACH 073015	07/30/15	MyPay Solutions-TX CS Impound	Payroll Garnishment	$151.86
ACH 073015	07/30/15	MyPay Solutions	Outside Services	$103.78
ACH 073015	07/30/15	Voya National Trust182	Payroll-401K Deductions	$4,594.64

		TOTAL BANK ACCOUNT DISBURSEMENTS		$929,519.01

[1]	Disbursement by LPI, Inc. on behalf of LPHI.
[5]	Incuded on CASH BASIS-5 as an insider payment.
[7]	These checks include payment of amounts that are pre-petition.

Life Partners, Inc. Case No. 15-41995	EXHIBIT 2
Other Personal Property

	SCHEDULE	MONTH	MONTH
DESCRIPTION	AMOUNT	June 30,2015	July 31,2015
PREPAID INSURANCE - THE NITSCHE GROUP INC.	$39,853.51	$38,835.10	$37,911.22
RETAINER - AGUIRRE LAW	$26,925.36	$26,925.36	$26,925.36
RETAINER - LAW OFFICE OF HARRIET O'NEILL	$15,000.00	$15,000.00	$-
RETAINER - MCGLADREY LLP	$15,000.00	$15,000.00	$15,000.00
RETAINER - C. ALFRED MACKENZIE RETAINER	$11,407.57	$4,792.50	$4,792.50
PREPAID - AMERICAN EXPRESS	$6,884.16	$2,958.15	$-
RETAINER - LAW OFFICE OF DOUGLAS M BERMAN	$5,368.75	$5,368.75	$5,368.75
RETAINER - DR. JAMES LINEBACK	$5,000.00	$5,000.00	$5,000.00
PREPAID TAXES - FRANCHISE TAX BOARD	$4,800.00	$4,800.00	$4,800.00
RETAINER - WEST & ASSOCIATES LLP	$4,750.77	$4,750.77	$4,750.77
RETAINER - SQUIRES BATTON BOGGS (US) LLP	$4,226.00	$4,226.00	$4,226.00
RETAINER - HORWOOD, MARCUS & BERK	$2,867.62	$2,867.62	$2,867.62
RETAINER - MCGARRY & LAUFENBERG	$1,303.00	$1,303.00	$1,303.00

TOTAL	$143,386.74	$131,827.25	$112,945.22

Date:
Time: User:
Tuesday, August 18, 2015	EXHIBIT 3
08:17AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

1 of 3

03681d.rpt

04

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Company:	01
AIRF00	Allison Enterprises, Inc.	A
234702	133573	VO	A	8/14/2015	8/14/2015	8/12/2015	142.08	0.00	0.00	0.00	0.00	142.08
234703	133540	VO	A	8/14/2015	8/14/2015	8/12/2015	38.97	0.00	0.00	0.00	0.00	38.97
Vendor Total	181.05	0.00	0.00	0.00	0.00	181.05
AMBO00	Ambold's	A
234828	3557-7/31/15	VO	A	8/30/2015	8/30/2015	8/26/2015	72.52	0.00	0.00	0.00	0.00	72.52
Vendor Total	72.52	0.00	0.00	0.00	0.00	72.52
AMER01	American Express	A
234681	5-01003xJun1	VO	A	6/28/2015	6/28/2015	6/28/2015	0.00	0.00	467.24	0.00	0.00	467.24
234684	5-01003AppD	AD	A	6/28/2015	6/28/2015	0.00	0.00	-467.24	0.00	0.00	-467.24
234830	5-01003xJul15	VO	A	7/28/2015	8/12/2015	8/5/2015	63.99	0.00	0.00	0.00	0.00	63.99
234833	6-81004xJul15	VO	A	7/28/2015	8/12/2015	8/5/2015	6,817.55	0.00	0.00	0.00	0.00	6,817.55
234834	6-81004xJul15	AD	A	7/28/2015	8/12/2015	-2,958.15	0.00	0.00	0.00	0.00	-2,958.15
234835	9-93009xJul15	VO	A	7/28/2015	8/12/2015	8/5/2015	511.78	0.00	0.00	0.00	0.00	511.78
Vendor Total	4,435.17	0.00	0.00	0.00	0.00	4,435.17
ATMO00	Atmos Energy	A
234785	3026943263	VO	A	8/12/2015	8/12/2015	8/5/2015	46.84	0.00	0.00	0.00	0.00	46.84
Vendor Total	46.84	0.00	0.00	0.00	0.00	46.84
ATT279	AT&T	A
234731	1648578201	VO	A	8/8/2015	8/8/2015	8/5/2015	2,033.14	0.00	0.00	0.00	0.00	2,033.14
Vendor Total	2,033.14	0.00	0.00	0.00	0.00	2,033.14
ATT322	AT&T	A
234844	25484890920	VO	A	8/23/2015	8/27/2015	8/19/2015	107.97	0.00	0.00	0.00	0.00	107.97
Vendor Total	107.97	0.00	0.00	0.00	0.00	107.97
ATT352	AT&T Mobility	A
234786	832678352x0	VO	A	8/10/2015	8/10/2015	8/5/2015	697.06	0.00	0.00	0.00	0.00	697.06
Vendor Total	697.06	0.00	0.00	0.00	0.00	697.06
BICK00	Kristen Bickham	A

Date:

Time: User:

Tuesday, August 18, 2015

08:17AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

2 of 3

03681d.rpt

04

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
234784	ExpRpt 7/30/1	VO	A	8/3/2015	8/3/2015	254.25	0.00	0.00	0.00	0.00	254.25
Vendor Total	254.25	0.00	0.00	0.00	0.00	254.25
BRID00	Bridgepoint Consulting
234708	30069	VO	A	8/29/2015	8/26/2015	70,391.90	0.00	0.00	0.00	0.00	70,391.90
Vendor Total	70,391.90	0.00	0.00	0.00	0.00	70,391.90
COLE02	Colette Pieper
234824	ExpRpt 7/31/1	VO	A	8/5/2015	8/5/2015	231.51	0.00	0.00	0.00	0.00	231.51
Vendor Total	231.51	0.00	0.00	0.00	0.00	231.51
DELL00	Dell Marketing L.P.
234730	XJR2R6TW4	VO	A	8/20/2015	8/20/2015	8/12/2015	3,067.75	0.00	0.00	0.00	0.00	3,067.75
Vendor Total	3,067.75	0.00	0.00	0.00	0.00	3,067.75
EPIQ00	EPIQ Systems Acquisition, Inc.
234706	90118558	VO	A	7/22/2015	7/22/2015	0.00	384,316.57	0.00	0.00	0.00	384,316.57
Vendor Total	0.00	384,316.57	0.00	0.00	0.00	384,316.57
INSI00	Insight Direct USA, Inc.
234699	909282220	VO	A	8/15/2015	8/15/2015	8/12/2015	946.11	0.00	0.00	0.00	0.00	946.11
Vendor Total	946.11	0.00	0.00	0.00	0.00	946.11
JOHN00	Johnnies Office Systems, Inc.
234410	168964	VO	A	6/27/2015	6/27/2015	6/27/2015	0.00	0.00	41.64	0.00	0.00	41.64
234701	169865	VO	A	7/29/2015	7/29/2015	7/22/2015	0.00	41.64	0.00	0.00	0.00	41.64
Vendor Total	0.00	41.64	41.64	0.00	0.00	83.28
LEXI00	LexisNexis
234841	5019870-2015	VO	A	8/20/2015	8/12/2015	15.99	0.00	0.00	0.00	0.00	15.99
Vendor Total	15.99	0.00	0.00	0.00	0.00	15.99
MCGR01	City of McGregor
234825	10-0133-01	VO	A	7/22/2015	8/10/2015	8/5/2015	60.14	0.00	0.00	0.00	0.00	60.14
Vendor Total	60.14	0.00	0.00	0.00	0.00	60.14
PITN02	Pitney Bowes Inc.
234729	329035	VO	A	8/18/2015	8/5/2015	491.52	0.00	0.00	0.00	0.00	491.52

Date:

Time: User:

Tuesday, August 18, 2015

08:17AM BSTRIPLING

Life Partners Inc

Period Sensitive Aged AP - Detail

Period: 05-16 As of: 7/31/2015

Page:

Report:

Company:

3 of 3

03681d.rpt

04

Vendor	Master	Doc	Vendor/	Disc	Due	Pay	Days Past Due 31
Ref Nbr	Inv Nbr	Name	DocType/RefNbr	Type	Doc Stat	Date	Date	Date	Current	1 To 30	To 60	61 To 90	Over 90	Balance
Vendor Total	491.52	0.00	0.00	0.00	0.00	491.52
PROF00	Professional Building Maintena
234826	14251	VO	A	8/30/2015	8/30/2015	8/26/2015	784.81	0.00	0.00	0.00	0.00	784.81
234827	14252	VO	A	8/30/2015	8/30/2015	8/26/2015	838.94	0.00	0.00	0.00	0.00	838.94
Vendor Total	1,623.75	0.00	0.00	0.00	0.00	1,623.75
PUER00	Puerta Grande Investment Manag	A
234829	5	VO	A	8/5/2015	8/5/2015	4,500.00	0.00	0.00	0.00	0.00	4,500.00
Vendor Total	4,500.00	0.00	0.00	0.00	0.00	4,500.00
RABR00	Rabroker	A
234704	085332	VO	A	8/20/2015	8/12/2015	280.37	0.00	0.00	0.00	0.00	280.37
Vendor Total	280.37	0.00	0.00	0.00	0.00	280.37
TALX00	TALX Corporation	A
234685	1866088	VO	A	8/7/2015	7/30/2015	8/7/2015	0.00	767.52	0.00	0.00	0.00	767.52
Vendor Total	0.00	767.52	0.00	0.00	0.00	767.52
TEXA13	Texas Mutual Insurance Company
234790	20710157	VO	A	8/6/2015	8/6/2015	585.00	0.00	0.00	0.00	0.00	585.00
Vendor Total	585.00	0.00	0.00	0.00	0.00	585.00
THOM03	Thomson Reuters	A
234325	15183438	VO	H	6/2/2015	6/2/2015	0.00	0.00	906.10	0.00	0.00	906.10
Vendor Total	0.00	0.00	906.10	0.00	0.00	906.10
UCON00	Frontline eSolutions, LLC	A
234843	4E0F81F7	VO	A	8/11/2015	8/11/2015	18.95	0.00	0.00	0.00	0.00	18.95
Vendor Total	18.95	0.00	0.00	0.00	0.00	18.95
WEST00	Thomson Reuters	A
234441	831956911	VO	A	7/1/2015	7/1/2015	7/1/2015	0.00	480.57	0.00	0.00	0.00	480.57
234707	832134810	VO	A	7/31/2015	7/31/2015	7/29/2015	1,310.64	0.00	0.00	0.00	0.00	1,310.64
Vendor Total	1,310.64	480.57	0.00	0.00	0.00	1,791.21
Company Total	91,351.63	385,606.30	947.74	0.00	0.00	477,905.67

Life Partners, Inc. Case No. 15-41995	EXHIBIT 4

OTHER TAXES				June 30,2015	July 31,2015
CK#	DATE	PAYEE	PURPOSE	AMOUNT	AMOUNT
000107	06/10/15	Arizona Department of Revenue	Sales, Use & Other Taxes Paid	$50.00	$-
000108	06/10/15	Louisiana Dept. of Revenue	Sales, Use & Other Taxes Paid	$2,000.00	$-
wire	06/03/15	State of Connecticut	Sales, Use & Other Taxes Paid	$250.00	$-

Life Partners, Inc. Case No. 15-41995	EXHIBIT 5
Other Receipts and Disbursements
31-Jul-15

	June 30,2015	July 31,2015
OTHER RECEIPTS:	Amount	Amount
A/R Collections-Pd in Error	$-	$-
Flow Thru Premiums	$332,105.13	$-
Transfer From LPIFS Checking Acct# 4069	$250,000.00	$800,000.00
Interest Earned	$14.53	$14.67
LPI FS Platform Fees Received	$1,938.00	$-
Other Inc-dividends on pd out policies	$3.75	$41.80
Other Income	$0.11	$-
Return of retainer	$6,141.59	$15,000.00
Reimbursements & Refunds-COBRA insurance		$412.11
Reimbursements & Refunds-Employee Advance		$20.00
Reimbursements & Refunds-License & Fees		$9.00
Reimbursements & Refunds-Travel	$-	$370.33
Transfer from LPIFS	$3,441.77	$-
Transferred from LPHI BoTX Acct	$61,398.28	$-
Trust Fees	$50.00	$-
Total Other Receipts	$655,093.16	$815,867.91

	June 30,2015	July 31,2015
OTHER DISBURSEMENTS:	Amount	Amount
Premiums Advanced	$143,566.75	$350,503.44
Premiums-LPI Owned positions		$20,900.80
Bank Fees (Charged & Reversed)	$395.42	$555.18
BK Premiums	$1,136.05	$940.69
Courier Services	$1,166.53	$5,486.43
Flow Thru Premiums	$314,087.65	$18,017.48
Licenses & Fees	$-	$31.00
LPI FS Platform Fees Forwarded	$1,938.00	$-
Medical Records	$250.00	$-
Medical Review Life Expectancy	$-	$700.00
Outside Services	$6,479.50	$2,608.38
Payroll Garnishment	$151.86	$455.58
Payroll-401K deductions	$13,722.40	$13,795.85
PES Operating Exp	$60,834.03	$34,234.77
Software Licenses & Support	$5,543.30	$-
Subscriptions	$-	$5,109.46
Tfrd to LPHI BoTX Acct in error	$61,398.28	$-
Trust Fees/Cost Reimbursement	$16,789.57	$28,308.12
Total Other Disbursements	$627,459.34	$481,647.18